SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 April 14, 2004
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                                   ITXC Corp.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

                        000-26739                  22-35-31960
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                (Commission File Number) (IRS Employer Identification No.)

               750 College Road East, Princeton, New Jersey       08540
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               (Address of principal executive offices)         (Zip Code)

                                 (609) 750-3333
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                         (Registrant's Telephone Number)


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Item 5.     Other Events and Regulation FD Disclosure

The Company has received a copy of a press release dated April 14, 2004 stating that Acceris Communications Technologies Inc., a subsidiary of Acceris Communications Inc., has filed a patent infringement lawsuit against ITXC Corp. The complaint was said to have been filed in the United States District Court of the District of New Jersey and alleges that ITXC's Voice over Internet Protocol
(VoIP) services and systems infringe Acceris' U.S. Patent No. 6,243,373, entitled "Method and Apparatus for Implementing a Computer Network/Internet Telephone System." To date the Company has not been served in this action.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ITXC CORP.

Date:  April 16, 2004                        By:  /s/ Theodore M. Weitz
                                             --------------------------------
                                             Name:  Theodore M. Weitz
                                             Title:  Vice President, General
                                                     Counsel and Secretary